UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
January 30, 2026 (January 15, 2026)
Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Customer Drive
Bentonville, AR 72716
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	The Nasdaq Stock Market LLC
2.550% Notes due 2026	WMT26	The Nasdaq Stock Market LLC
1.050% Notes due 2026	WMT26A	The Nasdaq Stock Market LLC
1.500% Notes due 2028	WMT28C	The Nasdaq Stock Market LLC
4.875% Notes due 2029	WMT29B	The Nasdaq Stock Market LLC
5.750% Notes due 2030	WMT30B	The Nasdaq Stock Market LLC
1.800% Notes due 2031	WMT31A	The Nasdaq Stock Market LLC
5.625% Notes due 2034	WMT34	The Nasdaq Stock Market LLC
5.250% Notes due 2035	WMT35A	The Nasdaq Stock Market LLC
4.875% Notes due 2039	WMT39	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported by Walmart Inc. (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2026 (the “Initial Form 8-K”), on January 15, 2026, the Company announced that Kathryn McLay, the Company’s Executive Vice President, President and Chief Executive Officer, Walmart International (the “Position”) will step down from the Position as of the close of business on January 31, 2026, and separate from employment with the Company effective April 30, 2026 (the “Separation Date”). This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide information regarding the terms of an agreement between Ms. McLay and the Company regarding her separation from employment with the Company.
On January 28, 2026, Ms. McLay and the Company entered into a separation agreement (the “Agreement”). Subject to compliance with the terms and conditions of the Agreement, Ms. McLay will receive payments totaling $2,820,000 to be paid over a two-year period following the Separation Date. In addition, the Company will accelerate the vesting of 24,051 restricted shares of the Company’s common stock, par value $0.10, held by Ms. McLay as of the Separation Date. Ms. McLay will forfeit all remaining unvested equity awards. The Agreement also prohibits Ms. McLay, for a period of two years following the Separation Date, from competing with the Company, and from soliciting certain of the Company’s associates for employment for a period of six months following the Separation Date. A copy of the Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending January 31, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 30, 2026

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Corporate Governance